UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Earliest Event Reported: March 23, 2022

ARRAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3901 Midway Place NE
Albuquerque, New Mexico 87109
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (505) 881-7567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On March 23, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of Array Technologies, Inc. (the “Company”), after considering the recommendations of management and consulting with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, concluded that the Company’s unaudited condensed consolidated financial statements for the quarterly and year-to-date periods ended March 31, 2021, June 30, 2021 and September 30, 2021, included in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, respectively (collectively, the “Non-Reliance Periods”) should not be relied upon. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these unaudited condensed consolidated financial statements.

During the preparation and audit of the Company’s consolidated financial statements for the year ended December 31, 2021 (“Fiscal 2021”), management and the Audit Committee concluded that a material error was made related to the recognition of revenue under Accounting Standards Codification Topic 606, Revenue from Contracts with Customers (“ASC 606”) for the Non-Reliance Periods. The errors resulted from an incorrect conclusion regarding (1) the identification and recognition of performance obligations for customer contracts, and (2) that certain projects which were negotiated with customers at the same time should be combined and recognized as a single performance obligation using an over-time methodology. During Fiscal 2021, management reviewed the respective agreements from 2019 through 2021 and determined that certain projects should instead be considered multiple performance obligations and accounted for as either over-time or point-in-time depending on the nature of the underlying contractual terms. The Company preliminarily anticipates that the restatement for this material error will include an increase or (reduction) in revenue and net income for the Non-Reliance Periods as follows: approximately $2.3 million and $1.7 million, respectively, for the quarter ended March 31, 2021; approximately $(6.2) million and $(5.4) million, respectively, for the quarter ended June 30, 2021; and approximately $(3.4) million and $(2.0) million, respectively, for the quarter ended September 30, 2021, with corresponding adjustments to the Adjusted EBITDA reported during such periods. The aggregate reduction in revenue in 2021 is expected to be realized in future periods once the Company satisfies the performance obligations of the underlying contracts. The estimated impact to the financial statements of the error could materially change based on further review and analysis of the Non-Reliance Periods, including the identification of additional material errors. The Company is in the process of finalizing its evaluation of its material weaknesses and expects to report previously unidentified material weaknesses around revenue, inventory and accounts receivable, in addition to the material weakness over in-transit inventory previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The Company has reached a conclusion that its internal control over financial reporting is not effective as of December 31, 2021.

On March 4, 2021, the Company filed a Notification of inability to timely file Form 10-K on Form 12b-25 due to the Company’s need for additional time to complete its year-end reporting process after becoming a large accelerated filer for the first time this past year and to assess the classification and recognition of its revenue for the sale of tracker products under ASC 606. Due to the time and effort required to complete such matters, the Company did not file the Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) with the Securities and Exchange Commission (“SEC”) on or before the fifteenth calendar day following the prescribed due date for the Form 10-K. The errors in the unaudited condensed consolidated financial statements for the Non-Reliance Periods noted above will be corrected in restated financial statements for the Non-Reliance Periods in the Form 10-K. The Company is diligently pursuing completion of the restatement and intends to file the Form 10-K as soon as reasonably practicable.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02(a) with BDO.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the Company’s intent to restate its prior unaudited condensed consolidated financial statements for the Non-Reliance Periods, the estimated impact of adjustments to the financial statements for the Non-Reliance Periods, the expected results of the Company’s evaluation of its internal control over financial reporting, the anticipated timing for filing the Form 10-K and related matters. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on our website www.arraytechinc.com.

Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

By:	/s/ Tyson Hottinger
Name:	Tyson Hottinger
Title:	Chief Legal Officer
Date: March 29, 2022